UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877)-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2018

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

II	Western Asset Corporate Loan Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended March 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.3%. Moderating GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), residential fixed investment, exports and state and local government spending. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on March 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In March 2018, 20.3% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Western Asset Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended March 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.47% — the low for the period — and ended the period at 2.27%. The high for the period of 2.34% took place on March 20, 2018. The yield for the ten-year Treasury began the reporting period at 2.33% — the low for the period — and ended the period at 2.74%. The high for the period of 2.94% occurred on February 21, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.08% during the six-month reporting period ended March 31, 2018.

Performance review

For the six months ended March 31, 2018, Western Asset Corporate Loan Fund Inc. returned 2.51% based on its net asset value (“NAV”)v and -0.52% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Indexvi and the Lipper Loan Participation Closed-End Funds Category Averagevii returned 2.75% and 2.59%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.33 per share. As of March 31, 2018, the Fund estimates that 99% of the distributions were sourced from net investment income and 1% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

IV	Western Asset Corporate Loan Fund Inc.

market price as of March 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$11.32 (NAV)	2.51	%†
$10.48 (Market Price)	-0.52	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic,

Western Asset Corporate Loan Fund Inc.	V

Investment commentary (cont’d)

political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as credit risk, the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities.

Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Corporate Loan Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 41 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2018

Total Spread Duration
TLI	— 2.28 years
Benchmark	— 2.04 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

2	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2018

Total Effective Duration
TLI	— 0.58 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans — 129.5%
Basic Industry (a)(b) — 4.0%
Atlas Iron Ltd., Capex Term Loan B (1 mo. LIBOR + 4.330% Cash, + 3.000% PIK)	9.207%	5/6/21	$423,317	$406,385	(c)(d)(e)
Chemours Co., 2018 USD Term Loan B	—	3/21/25	230,000	230,144	(c)(f)
Foresight Energy LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 5.750%)	7.627%	3/28/22	104,268	102,672	(e)
H.B. Fuller Co., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.072%	10/20/24	875,600	881,150	(e)
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	9.552%	4/16/20	447,903	381,837	(e)
PQ Corp., 2018 Term Loan B (3 mo. LIBOR + 2.500%)	4.291%	2/8/25	1,097,250	1,102,247	(e)
Vantage Specialty Chemicals Inc., 2017 First Lien Term Loan (3 mo. LIBOR + 4.000%)	6.302%	10/5/24	1,396,500	1,410,901	(e)
Total Basic Industry				4,515,336
Capital Goods (a)(b) — 15.4%
American Builders & Contractors Supply Co. Inc., 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	10/31/23	380,736	382,111	(e)
American Builders & Contractors Supply Co. Inc., 2018 Term Loan B	—	10/31/23	450,000	450,000	(f)
American Traffic Solutions Inc., 2018 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.398%	2/23/25	590,000	595,900	(e)(f)
American Traffic Solutions Inc., 2018 Second Lien Term Loan (1 mo. LIBOR + 7.750%)	9.398%	2/23/26	80,000	81,300	(e)(f)
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.936%	1/2/25	440,000	442,689	(e)
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.740-3.877%	10/1/22	191,730	192,733	(e)
Berry Global Inc., Term Loan R (1 mo. LIBOR + 2.000%)	3.740%	1/19/24	277,200	278,759	(e)
BWAY Holding Co., 2017 Term Loan B (3 mo. LIBOR + 3.250%)	4.958-7.000%	4/3/24	1,071,900	1,078,488	(e)
Casella Waste Systems Inc., 2017 Term Loan B	4.308-6.250%	10/17/23	760,375	764,890	(e)
Core & Main LP, 2017 Term Loan B	5.006-5.211%	8/1/24	738,150	741,956	(e)
Flex Acquisition Co. Inc., First Lien Term Loan (3 mo. LIBOR + 3.000%)	4.695%	12/29/23	455,334	458,038	(e)
Forterra Finance LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	10/25/23	492,420	456,105	(e)
GYP Holdings III Corp., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	4/1/23	1,167,779	1,173,982	(e)
Ply Gem Industries Inc., 2018 Term Loan	—	3/28/25	670,000	666,650	(f)
Printpack Holdings Inc., 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.938%	7/26/23	793,806	802,736	(c)(e)
Quikrete Holdings Inc., 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.627%	11/15/23	1,471,293	1,479,569	(e)

See Notes to Financial Statements.

4	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods (a)(b) — continued
Reynolds Group Holdings Inc., USD 2017 Term Loan (1 mo. LIBOR + 2.750%)	4.627%	2/5/23	$2,234,157	$2,248,120	(e)
Ring Container Technologies Group LLC, First Lien Term Loan (1 Mo. LIBOR + 2.750%)	4.627%	10/31/24	588,525	591,100	(e)
TransDigm Inc., 2017 Extended Term Loan F	4.627-5.052%	6/9/23	945,250	949,976	(e)
TransDigm Inc., 2017 Term Loan E (1 mo. LIBOR + 2.750%)	4.627%	5/14/22	813,916	817,858	(e)
Travelport Finance (Luxembourg) SARL, 2018 Term Loan B	—	3/17/25	380,000	381,188	(f)
Ventia Deco LLC, 2016 Term Loan B (1 Week LIBOR + 3.500%)	5.193%	5/21/22	353,006	358,301	(c)(e)
WP CPP Holdings LLC, New Second Lien Term Loan (3 mo. LIBOR + 7.750%)	9.522%	4/30/21	492,500	492,192	(e)
WP CPP Holdings LLC, Term Loan B3 (3 mo. LIBOR + 3.500%)	5.272%	12/28/19	910,329	909,949	(e)
Wrangler Buyer Corp., Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	9/27/24	508,725	512,435	(e)
Total Capital Goods				17,307,025
Communications (a)(b) — 14.8%
Ancestry.com Operations Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.130%	10/19/23	1,340,269	1,348,227	(e)
CBS Radio Inc., 2017 Term Loan B (3 mo. LIBOR + 2.750%)	4.623%	11/17/24	945,238	950,259	(e)
CenturyLink Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	1/31/25	847,875	835,952	(e)
CSC Holdings LLC, 2017 First Lien Term Loan (1 mo. LIBOR + 2.250%)	4.036%	7/17/25	251,523	251,586	(e)
CSC Holdings LLC, 2018 Term Loan B (1 mo. LIBOR + 2.500%)	4.277%	1/25/26	250,000	250,352	(e)
Lions Gate Entertainment Corp., 2018 Term Loan B	—	3/19/25	1,120,000	1,126,475	(f)
Meredith Corp., Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	1/31/25	730,000	735,222	(e)
Numericable Group SA, USD Term Loan B11 (3 mo. LIBOR + 2.750%)	4.522%	7/31/25	685,274	665,572	(e)
Numericable Group SA, USD Term Loan B12 (3 mo. LIBOR + 3.000%)	4.720%	1/31/26	698,250	677,652	(e)
Radio One Inc., 2017 Term Loan B (1 mo. LIBOR + 4.000%)	5.880%	4/18/23	1,228,844	1,221,931	(e)
Shutterfly Inc., Term Loan B2	—	8/17/24	310,000	312,325	(c)(f)
Sinclair Television Group Inc., 2017 Term Loan B	—	12/12/24	1,110,000	1,117,071	(f)
Telenet Financing USD LLC, USD Term Loan AL (1 mo. LIBOR + 2.500%)	4.277%	3/1/26	400,000	402,428	(e)
Telesat Canada, Term Loan B4 (3 mo. LIBOR + 3.000%)	5.310%	11/17/23	494,627	497,512	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications (a)(b) — continued
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.027%	9/30/25	$680,000	$680,425	(e)
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.627%	3/15/24	1,915,295	1,888,061	(e)
UPC Financing Partnership, USD Term Loan AR (1 mo. LIBOR + 2.500%)	4.277%	1/15/26	1,210,000	1,215,186	(e)
Virgin Media Bristol LLC, 2017 USD Term Loan (1 mo. LIBOR + 2.500%)	4.277%	1/15/26	1,960,000	1,972,250	(e)
Ziggo Secured Finance Partnership, USD Term Loan E (1 mo. LIBOR + 2.500%)	4.277%	4/15/25	500,000	497,031	(e)
Total Communications				16,645,517
Consumer Cyclical (a)(b) — 33.9%
1011778 B.C. Unlimited Liability Co., Term Loan B3	4.127-4.552%	2/16/24	415,135	416,087	(e)
Academy Ltd., 2015 Term Loan B	5.664-6.017%	7/1/22	778,770	624,314	(e)
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan (3 mo. LIBOR + 3.250%)	5.017%	7/23/21	946,043	928,305	(e)
Advantage Sales & Marketing Inc., 2014 Second Lien Term Loan (3 mo. LIBOR + 6.500%)	8.267%	7/25/22	370,000	354,892	(e)
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.130%	4/6/24	531,900	534,725	(e)
AP NMT Acquisition BV, USD First Lien Term Loan (3 mo. LIBOR + 5.750%)	7.444%	8/13/21	796,543	797,937	(e)
Aristocrat Leisure Ltd., 2017 Incremental Term Loan (3 mo. LIBOR + 2.000%)	3.745%	10/19/24	458,850	461,718	(e)
Bass Pro Group LLC, Term Loan B (1 mo. LIBOR + 5.000%)	6.877%	9/25/24	525,530	521,128	(e)
BJ’s Wholesale Club Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.500%)	5.191%	2/3/24	539,266	539,511	(e)
Boyd Gaming Corp., Term Loan B3 (1 Week LIBOR + 2.500%)	4.236%	9/15/23	1,151,570	1,159,178	(e)
Brickman Group Ltd. LLC, First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.808-4.877%	12/18/20	843,162	849,486	(e)
Caesars Resort Collection LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	12/22/24	1,503,037	1,514,980	(e)
CCM Merger Inc., New Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	8/8/21	735,924	741,673	(e)
CEC Entertainment Inc., Term Loan B (1 mo. LIBOR + 3.250%)	5.127%	2/14/21	397,078	376,430	(e)
CityCenter Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	4/18/24	506,175	509,062	(e)
Crossmark Holdings Inc., First Lien Term Loan (3 mo. LIBOR + 3.500%)	5.802%	12/20/19	521,044	259,219	(e)
CWGS Group LLC, 2016 Term Loan (1 mo. LIBOR + 3.000%)	4.702-4.877%	11/8/23	1,190,651	1,194,818	(e)

See Notes to Financial Statements.

6	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical (a)(b) — continued
CWGS Group LLC, 2018 Term Loan	—	11/23/23	$140,000	$140,467	(f)
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	261,338
EG Group Ltd., 2018 USD Term Loan B	—	1/19/25	180,000	179,662	(f)
Equinox Holdings Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.877%	3/8/24	850,029	856,935	(e)
Equinox Holdings Inc., 2017 Second Lien Term Loan (1 mo. LIBOR + 7.000%)	8.877%	9/6/24	420,000	432,600	(e)
Fitness International LLC, Term Loan B (3 mo. LIBOR + 3.500%)	5.377%	7/1/20	1,316,160	1,329,651	(e)
Four Seasons Holdings Inc., 2018 Term Loan B	—	11/30/23	70,000	70,503	(f)
Four Seasons Hotels Ltd., New First Lien Term Loan (1 mo. LIBOR + 2.000%)	3.877%	11/30/23	321,832	323,757	(e)
Garda World Security Corp., 2017 Term Loan (3 mo. LIBOR + 3.500%)	5.506-7.250%	5/24/24	1,175,902	1,189,719	(e)
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B (3 mo. LIBOR + 3.000%)	4.750%	3/8/25	440,000	443,850	(e)
Golden Nugget Inc., 2017 Incremental Term Loan	4.900-5.039%	10/4/23	1,324,508	1,337,339	(e)
Greektown Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	3/21/24	1,503,662	1,507,187	(e)(f)
GVC Holdings PLC, 2018 USD Term Loan	—	3/15/24	520,000	520,812	(f)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 2.000%)	3.872%	10/25/23	345,018	347,292	(e)
Intrawest Resorts Holdings Inc., Term Loan B1 (1 mo. LIBOR + 3.250%)	5.127%	7/31/24	987,525	993,389	(e)
IRB Holding Corp., First Lien Term Loan (1 mo. LIBOR + 3.250%)	4.936%	2/5/25	810,000	819,281	(e)(f)
J.C. Penney Corp. Inc., 2016 Term Loan B (3 mo. LIBOR + 4.250%)	6.234%	6/23/23	419,016	411,908	(e)
Jo-Ann Stores Inc., 2016 Term Loan (3 mo. LIBOR + 5.000%)	6.551%	10/20/23	509,730	507,500	(e)
La Quinta Intermediate Holdings LLC, Term Loan B (3 mo. LIBOR + 2.750%)	4.470%	4/14/21	819,186	822,253	(e)
Lakeland Tours LLC, 2017 Delayed Draw Term Loan	—	12/15/24	23,587	23,823	(c)(f)
Lakeland Tours LLC, 2017 First Lien Term Loan B (3 mo. LIBOR + 4.000%)	6.125%	12/15/24	286,413	289,277	(c)(e)
Leslie’s Poolmart Inc., 2016 Term Loan (2 mo. LIBOR + 3.500%)	5.278%	8/16/23	1,021,101	1,028,121	(e)
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.490-4.627%	1/30/23	694,625	698,774	(e)
Mohegan Tribal Gaming Authority, 2016 Term Loan B (1 mo. LIBOR + 4.000%)	5.877%	10/13/23	801,663	803,066	(e)
Monitronics International Inc., Term Loan B2 (3 mo. LIBOR + 5.500%)	7.802%	9/30/22	933,989	911,223	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical (a)(b) — continued
Petco Animal Supplies Inc., 2017 Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	1/26/23	$818,034	$602,959	(e)
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.680%	3/11/22	1,094,177	880,813	(e)
Realogy Corp., 2018 Term Loan B (1 mo. LIBOR + 2.250%)	3.961%	2/8/25	568,575	572,768	(e)
Scientific Games International Inc., 2018 Term Loan B5	4.627-4.744%	8/14/24	2,027,100	2,036,919	(e)
Station Casinos LLC, 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.380%	6/8/23	707,935	710,809	(e)
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	1,028,679	617,207	(c)(e)
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.877%	4/10/23	755,948	758,997	(e)
UFC Holdings LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.130%	8/18/23	947,461	953,827	(e)
UFC Holdings LLC, Second Lien Term Loan (1 mo. LIBOR + 7.500%)	9.377%	8/18/24	830,000	846,600	(e)
Weight Watchers International Inc., 2017 Term Loan B	6.430-6.450%	11/29/24	967,750	976,823	(e)
World Triathlon Corp., Term Loan (3 mo. LIBOR + 4.250%)	6.552%	6/26/21	571,472	573,615	(c)(e)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	530,000	530,000	(f)
Total Consumer Cyclical				38,094,527
Consumer Non-Cyclical (a)(b) — 31.5%
Acosta Holdco Inc., 2015 Term Loan (1 mo. LIBOR + 3.250%)	5.127%	9/26/21	337,579	286,380	(e)
Air Medical Group Holdings Inc., 2017 Term Loan B2 (1 mo. LIBOR + 4.250%)	6.015%	9/7/24	259,350	262,065	(e)
Air Medical Group Holdings Inc., 2018 Term Loan B1 (1 mo. LIBOR + 3.250%)	4.936%	4/28/22	1,672,808	1,681,826	(e)
Air Methods Corp., 2017 Term Loan B (3 mo. LIBOR + 3.500%)	5.802%	4/21/24	865,427	868,672	(e)
Akorn Inc., Term Loan B (1 mo. LIBOR + 4.250%)	6.188%	4/16/21	967,428	963,498	(e)
Albany Molecular Research Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.127%	8/30/24	1,194,000	1,198,478	(e)
Albertsons LLC, USD 2017 Term Loan B4 (1 mo. LIBOR + 2.750%)	4.627%	8/25/21	415,562	411,522	(e)
Albertsons LLC, USD 2017 Term Loan B6 (3 mo. LIBOR + 3.000%)	4.956%	6/22/23	849,458	840,433	(e)
Anchor Hocking LLC, Exit Term Loan (3 mo. LIBOR + 9.000%)	11.025%	6/4/18	431,208	431,208	(c)(e)
Catalent Pharma Solutions Inc., USD Term Loan B (1 mo. LIBOR + 2.250%)	4.127%	5/20/24	714,789	718,661	(e)
CH Guenther & Son Inc., 2018 Term Loan B	—	3/22/25	150,000	151,008	(f)
Change Healthcare Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	3/1/24	1,437,476	1,442,567	(e)

See Notes to Financial Statements.

8	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical (a)(b) — continued
CHG Healthcare Services Inc., 2017 First Lien Term Loan B (3 mo. LIBOR + 3.000%)	4.772%	6/7/23	$784,060	$791,738	(e)
Community Health Systems Inc., Term Loan G (3 mo. LIBOR + 2.750%)	4.734%	12/31/19	523,500	511,721	(e)(f)
Community Health Systems Inc., Term Loan H	—	1/27/21	200,000	192,653	(f)
CSM Bakery Solutions LLC, First Lien Term Loan (3 mo. LIBOR + 4.000%)	5.700%	7/3/20	777,411	769,637	(e)
DJO Finance LLC, 2015 Term Loan	4.945-5.127%	6/8/20	1,000,000	1,006,146	(e)
Dole Food Co. Inc., 2017 Term Loan B	4.686-6.750%	4/6/24	552,605	554,375	(e)(f)
Envision Healthcare Corp., 2016 Term Loan B (1 mo. LIBOR + 3.000%)	4.880%	12/1/23	474,265	477,229	(e)
Exactech Inc., 2018 Term Loan B (2 mo. LIBOR + 3.750%)	5.740%	2/14/25	460,000	462,300	(c)(e)
Greatbatch Ltd., 2017 First Lien Term Loan B (1 mo. LIBOR + 3.250%)	4.990%	10/27/22	1,040,398	1,050,152	(e)
HCA Inc., 2018 Term Loan B10 (1 mo. LIBOR + 2.000%)	3.877%	3/7/25	150,000	151,281	(e)
Hearthside Group Holdings LLC, 2017 Replacement Term Loan (1 mo. LIBOR + 3.000%)	4.877%	6/2/21	715,173	719,196	(e)
Immucor Inc., Extended Term Loan B (3 mo. LIBOR + 5.000%)	7.302%	6/15/21	1,336,427	1,372,065	(e)
Jaguar Holding Co. II, 2017 Term Loan	4.627-5.052%	8/18/22	1,244,089	1,249,687	(e)
Kingpin Intermediate Holdings LLC, 2017 First Lien Term Loan B (1 mo. LIBOR + 4.250%)	6.130%	6/28/24	1,052,050	1,070,461	(c)(e)
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.627%	6/30/22	801,900	809,919	(c)(e)
Nomad Foods Europe Midco Ltd., 2017 USD Delayed Draw Term Loan B6 (3 mo. LIBOR + 2.250%)	4.027%	5/15/24	70,929	71,092	(e)
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4 (1 mo. LIBOR + 2.250%)	4.027%	5/15/24	922,123	924,236	(e)
PAREXEL International Corp., Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	9/27/24	945,250	946,668	(e)
Party City Holdings Inc., 2018 Term Loan B	4.330-4.750%	8/19/22	893,249	897,839	(e)
Pearl Intermediate Parent LLC, 2018 Delayed Draw Term Loan	—	2/14/25	90,352	89,646	(f)
Pearl Intermediate Parent LLC, 2018 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.527%	2/14/25	307,198	304,798	(e)(f)
PharMerica Corp., First Lien Term Loan (1 mo. LIBOR + 3.500%)	5.211%	12/6/24	930,000	935,231	(e)
PharMerica Corp., Second Lien Term Loan (1 mo. LIBOR + 7.750%)	9.461%	12/7/25	480,000	482,400	(e)
Post Holdings Inc., 2017 Series A Incremental Term Loan (1 mo. LIBOR + 2.000%)	3.880%	5/24/24	228,275	229,042	(e)
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.500%)	5.220-7.250%	6/30/23	1,167,594	1,182,919	(c)(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical (a)(b) — continued
RPI Finance Trust, Term Loan B6 (3 mo. LIBOR + 2.000%)	4.302%	3/27/23	$448,918	$451,443	(e)
ServiceMaster Co., 2016 Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	11/8/23	938,501	943,486	(e)
Shearer’s Foods Inc., Incremental Term Loan (3 mo. LIBOR + 4.250%)	6.552%	6/30/21	494,937	497,102	(e)
Shearer’s Foods Inc., Second Lien Term Loan (3 mo. LIBOR + 6.750%)	9.052%	6/30/22	590,000	551,650	(c)(e)
Sotera Health Holdings LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	5/15/22	1,058,969	1,063,382	(e)
Spencer Gifts LLC, Term Loan B1 (3 mo. LIBOR + 4.250%)	5.990%	7/16/21	561,217	484,751	(e)
Surgery Center Holdings Inc., 2017 Term Loan B (1 mo. LIBOR + 3.250%)	5.130%	9/2/24	686,550	687,086	(e)
U.S. Anesthesia Partners Inc., 2017 Term Loan (1 mo. LIBOR + 3.000%)	4.877%	6/23/24	1,097,922	1,104,784	(e)
Valeant Pharmaceuticals International Inc., Term Loan B Series F4 (1 mo. LIBOR + 3.500%)	5.240%	4/1/22	1,499,361	1,517,073	(e)
Vizient Inc., 2017 Term Loan B (1 Week LIBOR + 2.750%)	4.398%	2/13/23	511,913	516,393	(e)
Wink Holdco Inc., First Lien Term Loan B (1 mo. LIBOR + 3.000%)	4.664%	12/2/24	768,075	766,394	(e)(f)
WP CityMD Bidco LLC, First Lien Term Loan (3 mo. LIBOR + 4.000%)	6.302%	6/7/24	328,350	330,197	(e)
Total Consumer Non-Cyclical				35,422,490
Electric (a)(b) — 2.4%
Empire Generating Co., LLC, Term Loan B (3 mo. LIBOR + 4.250%)	6.030%	3/14/21	550,902	465,512	(c)(e)
Empire Generating Co., LLC, Term Loan C (3 mo. LIBOR + 4.250%)	6.030%	3/14/21	54,466	46,024	(c)(e)
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000%)	9.702%	2/7/23	304,785	313,167	(e)
Terra-Gen Finance Co., LLC, Term Loan B (1 mo. LIBOR + 4.250%)	6.127%	12/9/21	326,468	297,086	(c)(e)
TEX Operations Co., LLC, Exit Term Loan B (1 mo. LIBOR + 2.500%)	4.377%	8/4/23	956,000	963,648	(e)
TEX Operations Co., LLC, Exit Term Loan C (1 mo. LIBOR + 2.500%)	4.377%	8/4/23	169,842	171,201	(e)
TPF II Power LLC, Term Loan B (1 mo. LIBOR + 3.750%)	5.627%	10/2/23	493,737	501,914	(e)
Total Electric				2,758,552
Energy — 6.5%
BCP Raptor LLC, Term Loan B (2 mo. LIBOR + 4.250%)	6.039%	6/24/24	1,231,421	1,241,119	(a)(b)(e)
BCP Renaissance Parent LLC, 2017 Term Loan B (3 mo. LIBOR + 4.000%)	5.772%	10/31/24	820,000	825,842	(a)(b)(e)
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	570,000	605,803	(a)(b)(e)

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Energy — continued
Hercules Offshore Inc. (wind-down lender claim)	—	—	$26,437	$22,471	*(c)
Houston Fuel Oil Co., LLC, Term Loan B (3 mo. LIBOR + 3.500%)	5.800%	8/19/21	550,050	556,926	(a)(b)(e)
KCA Deutag Alpha Ltd., 2018 Term Loan B	—	3/31/23	600,000	603,750	(f)
Lucid Energy Group II LLC, 2018 First Lien Term Loan (1 mo. LIBOR + 3.000%)	4.786%	2/17/25	750,000	747,656	(a)(b)(c)(e)
Medallion Midland Acquisition LLC, First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.127%	10/30/24	817,950	819,995	(a)(b)(c)(e)
MEG Energy Corp., 2017 Term Loan B	5.810%	12/31/23	269,800	270,369	(a)(b)(e)
Navitas Midstream Midland Basin LLC, Term Loan B (1 Week LIBOR + 4.500%)	6.286%	12/13/24	788,025	789,995	(a)(b)(c)(e)
Pacific Drilling SA, Term Loan B	—	6/3/18	901,493	311,766	*(a)(b)(g)
Paragon Offshore Finance Co., Term Loan B	—	7/18/21	2,262	1,011	*(a)(b)(c)(h)
Traverse Midstream Partners LLC, 2017 Term Loan (3 mo. LIBOR + 4.000%)	5.850%	9/27/24	470,000	473,525	(a)(b)(e)
Total Energy				7,270,228
Financial Other (a)(b) — 1.0%
FinCo I LLC, 2017 Term Loan B (1 mo. LIBOR + 2.750%)	4.627%	12/27/22	497,796	504,142	(e)
VFH Parent LLC, 2017 Refinanced Term Loan B (3 mo. LIBOR + 3.250%)	4.945%	12/30/21	569,739	575,793	(e)
Total Financial Other				1,079,935
Industrial Other (a)(b) — 6.0%
Allflex Holdings III Inc., New First Lien Term Loan (6 mo. LIBOR + 3.250%)	5.138%	7/20/20	404,613	407,732	(e)
Allflex Holdings III Inc., New Second Lien Term Loan (3 mo. LIBOR + 7.000%)	8.745%	7/19/21	832,906	837,417	(e)
Laureate Education Inc., 2017 Term Loan B (1 mo. LIBOR + 3.500%)	5.377%	4/26/24	1,003,750	1,009,553	(e)
Lineage Logistics Holdings LLC, 2018 Term Loan (1 mo. LIBOR + 3.000%)	4.877%	2/16/25	920,000	919,137	(e)
Prime Security Services Borrower LLC, 2016 First Lien Term Loan (1 mo. LIBOR + 2.750%)	4.627%	5/2/22	893,779	901,661	(e)
Robertshaw U.S. Holding Corp., 2018 First Lien Term Loan (1 mo. LIBOR + 3.500%)	5.438%	2/19/25	210,000	212,100	(e)
Securus Technologies Holdings Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 4.500%)	6.377%	11/1/24	778,050	787,484	(e)
U.S. Security Associates Holdings Inc., 2016 Term Loan (3 mo. LIBOR + 3.500%)	5.193%	7/14/23	1,488,908	1,495,422	(e)
U.S. Security Associates Holdings Inc., 2018 Term Loan B	—	7/14/23	170,000	170,690	(f)
Total Industrial Other				6,741,196

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Insurance (a)(b) — 1.6%
Genworth Financial Inc., Term Loan (1 mo. LIBOR + 4.500%)	6.202%	2/22/23	$510,000	$518,925	(e)
MPH Acquisition Holdings LLC, 2016 Term Loan B (3 mo. LIBOR + 2.750%)	5.052%	6/7/23	1,300,319	1,308,040	(e)
Total Insurance				1,826,965
Property & Real Estate (a)(b) — 1.3%
Communications Sales & Leasing Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	10/24/22	881,365	849,824	(e)
Iron Mountain Inc., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.622%	3/23/26	670,000	670,279	(e)
Total Property & Real Estate				1,520,103
Technology (a)(b) — 9.7%
Access CIG LLC, 2018 Delayed Draw Term Loan	—	2/27/25	124,926	126,514	(f)
Access CIG LLC, 2018 First Lien Term Loan (3 mo. LIBOR + 3.750%)	5.625%	2/27/25	598,604	606,211	(e)
Almonde Inc., USD First Lien Term Loan (3 mo. LIBOR + 3.500%)	5.484%	6/13/24	1,235,122	1,235,550	(e)
Ascend Learning LLC, 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	7/12/24	800,975	804,396	(e)
DigiCert Inc., 2017 Term Loan B1 (3 mo. LIBOR + 4.750%)	6.522%	10/31/24	1,250,000	1,266,094	(e)
Donnelley Financial Solutions Inc., 2017 Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	10/2/23	111,714	112,413	(c)(e)
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.122%	4/26/24	829,143	831,431	(e)
Hyland Software Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.250%)	5.127%	7/1/22	406,917	412,385	(e)
Hyland Software Inc., 2018 First Lien Term Loan	—	7/1/22	40,000	40,538	(f)
Infinity Acquisition LLC, New Term Loan B (3 mo. LIBOR + 3.000%)	5.302%	8/6/21	613,773	616,202	(e)
MA FinanceCo., LLC, 2017 Term Loan B2 (1 mo. LIBOR + 2.500%)	4.377%	11/19/21	300,000	298,031	(e)
MA FinanceCo., LLC, USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.627%	6/21/24	144,456	143,071	(e)
Micron Technology Inc., Term Loan (1 mo. LIBOR + 2.000%)	3.880%	4/26/22	278,582	280,730	(e)
Seattle Spinco Inc., USD Term Loan B3 (1 mo. LIBOR + 2.750%)	4.627%	6/21/24	975,544	975,788	(e)
Sophia LP, 2017 Term Loan B (3 mo. LIBOR + 3.250%)	5.552%	9/30/22	680,407	682,888	(e)
SS&C Technologies Holdings Europe SARL, 2018 Term Loan B4	—	2/28/25	219,670	221,060	(f)
SS&C Technologies Inc., 2018 Term Loan B3	—	2/28/25	615,783	619,680	(f)
Tempo Acquisition LLC, Term Loan	—	5/1/24	558,593	561,735	(f)
Xerox Business Services LLC, USD Term Loan B (1 mo. LIBOR + 3.000%)	4.877%	12/7/23	592,500	596,821	(e)
Zotec Partners LLC, 2018 Term Loan (1 mo. LIBOR + 5.000%)	6.770%	2/6/25	510,000	507,450	(c)(e)
Total Technology				10,938,988

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Transportation (a)(b) — 1.4%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.627%	11/12/20	$745,005	$443,977	(e)
Syncreon Global Finance (U.S.) Inc., Term Loan B (3 mo. LIBOR + 4.250%)	6.022%	10/28/20	1,248,900	1,170,844	(e)
Total Transportation				1,614,821
Total Senior Loans (Cost — $146,667,128)				145,735,683
Corporate Bonds & Notes — 16.1%
Consumer Discretionary — 4.2%
Auto Components — 0.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	200,000	190,000	(i)
Diversified Consumer Services — 1.2%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	1,022,000	1,110,076	(i)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	320,000	305,600	(i)
Total Diversified Consumer Services				1,415,676
Hotels, Restaurants & Leisure — 0.5%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	520,000	515,450
Media — 1.6%
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	975,000	922,594	(i)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	170,000	170,637	(i)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	360,000	361,205
Urban One Inc., Senior Secured Notes	7.375%	4/15/22	320,000	318,400	(i)
Total Media				1,772,836
Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	790,000	777,163	(i)
Total Consumer Discretionary				4,671,125
Energy — 4.6%
Energy Equipment & Services — 1.3%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	200,000	194,500	(i)
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	680,000	713,639	(i)
Precision Drilling Corp., Senior Notes	7.750%	12/15/23	500,000	521,875
Total Energy Equipment & Services				1,430,014
Oil, Gas & Consumable Fuels — 3.3%
Berry Petroleum Co., LLC, Senior Notes	7.000%	2/15/26	190,000	191,957	(i)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	310,000	346,619	(i)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	$40,000	$42,000
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.125%	6/30/27	460,000	458,275
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	350,000	349,125	(i)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	510,000	483,225
Magnum Hunter Resources Corp. Escrow	—	—	120,000	0	*(c)(h)(j)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	520,000	631,800	(i)
Range Resources Corp., Senior Notes	5.875%	7/1/22	130,000	131,300
Sanchez Energy Corp., Senior Secured Notes	7.250%	2/15/23	130,000	130,975	(i)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	990,000	1,014,750	(i)
Total Oil, Gas & Consumable Fuels				3,780,026
Total Energy				5,210,040
Financials — 1.6%
Consumer Finance — 0.2%
Navient Corp., Senior Notes	6.500%	6/15/22	200,000	207,000
Diversified Financial Services — 1.0%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	470,000	447,087	(i)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	40,000	37,950	(i)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	640,000	629,408	(i)
Total Diversified Financial Services				1,114,445
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	501,250	(i)
Total Financials				1,822,695
Health Care — 0.7%
Health Care Providers & Services — 0.5%
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	192,945
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	270,000	285,525	(i)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	60,000	60,750
Total Health Care Providers & Services				539,220
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	140,000	139,650	(i)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	150,000	146,588	(i)
Total Pharmaceuticals				286,238
Total Health Care				825,458
Industrials — 1.7%
Commercial Services & Supplies — 0.6%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	310,000	324,725
Brink’s Co., Senior Notes	4.625%	10/15/27	420,000	390,600	(i)
Total Commercial Services & Supplies				715,325

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Machinery — 0.5%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	$260,000	$245,700	(i)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	130,000	139,708	(i)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	220,000	229,075	(i)
Total Machinery				614,483
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	480,000	394,800	(i)
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	192,250	(i)
Total Industrials				1,916,858
Information Technology — 0.1%
IT Services — 0.1%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	130,000	130,813	(i)
Materials — 1.2%
Containers & Packaging — 0.6%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	530,000	556,500	(d)(i)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	120,000	121,314	(i)
Total Containers & Packaging				677,814
Metals & Mining — 0.6%
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	230,000	227,700	(i)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	400,000	409,000	(i)
Total Metals & Mining				636,700
Total Materials				1,314,514
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	260,000	260,325
Telecommunication Services — 1.5%
Wireless Telecommunication Services — 1.5%
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	673,563
Sprint Corp., Senior Notes	7.875%	9/15/23	1,000,000	1,022,500
Total Telecommunication Services				1,696,063

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Utilities — 0.3%
Independent Power And Renewable Electricity Producers — 0.3%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	$272,802	$274,166
Total Corporate Bonds & Notes (Cost — $17,895,497)				18,122,057

			Shares
Common Stocks — 1.6%
Consumer Discretionary — 0.7%
Automobiles — 0.2%
Dayco Products LLC			4,745	168,447	*(c)
Dayco Products LLC			167	5,929	*(c)
Total Automobiles				174,376
Household Durables — 0.5%
EveryWare Global Inc.			66,667	550,003	*
Total Consumer Discretionary				724,379
Energy — 0.4%
Energy Equipment & Services — 0.0%
Paragon Offshore Litigation Trust A			503	692	(c)
Paragon Offshore Litigation Trust B			252	8,253	(c)
Total Energy Equipment & Services				8,945
Oil, Gas & Consumable Fuels — 0.4%
Blue Ridge Mountain Resources Inc.			45,562	396,389	* (c)(h)
Total Energy				405,334
Materials — 0.2%
Metals & Mining — 0.2%
Atlas Iron Ltd.			17,277,704	270,312	*(h)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC			21,649	368,033	(c)(h)
Total Common Stocks (Cost — $2,806,055)				1,768,058
Total Investments before Short-Term Investments (Cost — $167,368,680)				165,625,798

	Rate
Short-Term Investments — 7.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $8,331,879)	1.615%		8,331,879	8,331,879
Total Investments — 154.6% (Cost — $175,700,559)				173,957,677
Liabilities In Excess of Other Assets — (54.6)%				(61,436,135)
Total Net Assets — 100.0%				$112,521,542

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of this loan is unfunded as of March 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(g)	The coupon payment on these securities is currently in default as of March 31, 2018.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)	Value is less than $1.

Abbreviation used in this schedule:
Second Lien	— Subordinate Lien to First Lien
LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value (Cost — $175,700,559)	$173,957,677
Receivable for securities sold	4,614,353
Interest receivable	1,119,340
Prepaid expenses	9,380
Total Assets	179,700,750

Liabilities:
Loan payable (Note 5)	54,000,000
Payable for securities purchased	11,927,090
Distributions payable	526,765
Due to custodian	463,074
Investment management fee payable	106,242
Interest payable	95,826
Directors’ fees payable	2,755
Accrued expenses	57,456
Total Liabilities	67,179,208
Total Net Assets	$112,521,542

Net Assets:
Common Stock Par value ($0.001 par value; 9,938,962 shares issued and outstanding; 150,000,000 shares authorized)	$9,939
Paid-in capital in excess of par value	139,354,387
Overdistributed net investment income	(147,254)
Accumulated net realized loss on investments and foreign currency transactions	(24,952,648)
Net unrealized depreciation on investments	(1,742,882)
Total Net Assets	$112,521,542

Common Shares Outstanding	9,938,962

Net Asset Value	$11.32

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2018

Investment Income:
Interest	$4,405,043
Dividends	23,005
Total Investment Income	4,428,048

Expenses:
Investment management fee (Note 2)	665,776
Interest expense (Note 5)	581,658
Audit and tax fees	32,256
Directors’ fees	14,547
Legal fees	13,411
Transfer agent fees	13,154
Shareholder reports	13,081
Stock exchange listing fees	6,234
Fund accounting fees	5,667
Commitment fees (Note 5)	4,730
Insurance	1,261
Custody fees	399
Miscellaneous expenses	9,972
Total Expenses	1,362,146
Less: Fee waivers and/or expense reimbursements (Note 2)	(41,611)
Net Expenses	1,320,535
Net Investment Income	3,107,513

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(2,201,962)
Foreign currency transactions	(399)
Net Realized Loss	(2,202,361)
Change in Net Unrealized Appreciation (Depreciation) From Investments	1,912,450
Net Loss on Investments and Foreign Currency Transactions	(289,911)
Increase in Net Assets From Operations	$2,817,602

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended March 31, 2018 (unaudited) and the Year Ended September 30, 2017	2018	2017

Operations:
Net investment income	$3,107,513	$7,095,024
Net realized loss	(2,202,361)	(925,439)
Change in net unrealized appreciation (depreciation)	1,912,450	570,670
Increase in Net Assets From Operations	2,817,602	6,740,255

Distributions to Shareholders From (Note 1):
Net investment income	(3,299,735)	(8,372,099)
Decrease in Net Assets From Distributions to Shareholders	(3,299,735)	(8,372,099)

Fund Share Transactions:
Reinvestment of distributions (0 and 3,045 shares issued, respectively)	—	35,498
Increase in Net Assets From Fund Share Transactions	—	35,498
Decrease in Net Assets	(482,133)	(1,596,346)

Net Assets:
Beginning of period	113,003,675	114,600,021
End of period*	$112,521,542	$113,003,675
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(147,254)	$44,968

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$2,817,602
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(77,509,896)
Sales of portfolio securities	79,803,092
Net purchases, sales and maturities of short-term investments	(5,265,301)
Payment-in-kind	(2,281)
Net amortization of premium (accretion of discount)	165,691
Decrease in receivable for securities sold	1,715,488
Increase in interest receivable	(120,020)
Increase in prepaid expenses	(5,015)
Increase in payable for securities purchased	39,931
Increase in investment management fee payable	3,956
Decrease in Directors’ fees payable	(1,590)
Increase in interest payable	21,886
Decrease in accrued expenses	(43,535)
Net realized loss on investments	2,201,962
Change in net unrealized appreciation (depreciation) of investments	(1,912,450)
Net Cash Provided by Operating Activities*	1,909,520

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,369,308)
Proceeds from loan facility borrowings	3,000,000
Repayment of loan facility borrowings	(2,000,000)
Increase in due to custodian	459,788
Net Cash Used in Financing Activities	(1,909,520)
Cash at Beginning of Period	—
Cash at End of Period	—

*	Included in operating expenses is cash of $564,573 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	21

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$11.37	$11.53	$11.73	$12.63	$12.87	$12.79

Income (loss) from operations:
Net investment income	0.31	0.71	0.71	0.80	0.78	0.77
Net realized and unrealized gain (loss)	(0.03)	(0.03)	(0.04)	(1.17)	(0.15)	0.19
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	—	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.01)
Total income (loss) from operations	0.28	0.68	0.67	(0.37)	0.63	0.95

Less distributions from:
Net investment income	(0.33) [4]	(0.84)	(0.87)	(0.87)	(0.87)	(0.87)
Total distributions	(0.33)	(0.84)	(0.87)	(0.87)	(0.87)	(0.87)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	—	0.34	—	—

Net asset value, end of period	$11.32	$11.37	$11.53	$11.73	$12.63	$12.87

Market price, end of period	$10.48	$10.87	$10.70	$10.28	$11.55	$12.35
Total return, based on NAV[5,6]	2.51%	5.94%	6.36%	(0.27)%[7]	4.97%	7.61%
Total return, based on Market Price[8]	(0.52)%	9.46%	13.48%	(3.74)%	0.52%	(1.46)%

Net assets, end of period (millions)	$113	$113	$115	$117	$126	$128

Ratios to average net assets:[9]
Gross expenses	2.43%[10]	2.21%	2.37%	1.95%	1.92%	1.93%
Net expenses[11]	2.35 [10]	2.14	2.29	1.88	1.84	1.86
Net investment income	5.54 [10]	6.15	6.36	6.50	6.04	5.96

Portfolio turnover rate	46%	72%	45%	45%	63%	121%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	—	—	—	$875	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	—	—	305%[12]	292%[12,13]	295%[12,13]
Asset Coverage, Per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	—	—	$76,220 [12]	$72,916 [12]	$73,812 [12]
Loan Outstanding, End of Period (000s)	$54,000	$53,000	$48,500	$56,000	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[14]	308%	313%	336%	310%	626%	634%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[14]	$3,084	$3,132	$3,363	$3,096	$6,264 [13]	$6,341 [13]
Weighted Average Loan (000s)	$54,764	$52,944	$50,790	$34,730	$30,500	$30,500
Weighted Average Interest Rate on Loan	2.17%	1.67%	1.41%	1.18%	1.07%	1.14%

See Notes to Financial Statements.

22	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

24	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Senior loans:
Basic industry	—	$3,878,807	$636,529		$4,515,336
Capital goods	—	16,145,988	1,161,037		17,307,025
Communications	—	16,333,192	312,325		16,645,517
Consumer cyclical	—	36,590,605	1,503,922		38,094,527
Consumer non-cyclical	—	30,914,033	4,508,457		35,422,490
Electric	—	1,949,930	808,622		2,758,552
Energy	—	4,889,100	2,381,128		7,270,228
Technology	—	10,319,125	619,863		10,938,988
Other senior loans	—	12,783,020	—		12,783,020
Corporate bonds & notes:
Energy	—	5,210,040	0	*	5,210,040
Other corporate bonds & notes	—	12,912,017	—		12,912,017
Common stocks:
Consumer discretionary	—	550,003	174,376		724,379
Energy	—	—	405,334		405,334
Materials	—	270,312	—		270,312
Utilities	—	—	368,033		368,033
Total long-term investments	—	152,746,172	12,879,626		165,625,798
Short-term investments†	$8,331,879	—	—		8,331,879
Total investments	$8,331,879	$152,746,172	$12,879,626		$173,957,677

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

For the six months ended March 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2018, securities valued at $270,312 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

26	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer Cyclical	Consumer Non- Cyclical	Electric
Balance as of September 30, 2017	$649,953	$1,160,073	—	$955,634	$3,688,046	$992,210
Accrued premiums/discounts	1,526	253	—	273	3,630	496
Realized gain (loss)[1]	(41,214)	4	—	837	6,134	(18,127)
Change in unrealized appreciation (depreciation)[2]	44,105	5,332	$3,100	2,765	109,585	(43,375)
Purchases	229,425	—	309,225	309,225	1,431,882	—
Sales	(247,266)	(4,625)	—	(382,019)	(1,825,871)	(122,582)
Transfers into Level 3[3]	—	—	—	617,207	2,684,587	—
Transfers out of Level 3[4]	—	—	—	—	(1,589,536)	—
Balance as of March 31, 2018	$636,529	$1,161,037	$312,325	$1,503,922	$4,508,457	$808,622
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$9,432	$5,332	$3,100	$5,088	$1,813	$(43,375)

	Senior Loans		Corporate Bonds and Notes
Investments in Securities (cont’d)	Energy	Technology	Energy
Balance as of September 30, 2017	$149,259	—	$0	*
Accrued premiums/discounts	450	$87	—
Realized gain (loss)[1]	(4,461)	84	—
Change in unrealized appreciation (depreciation)[2]	39,167	3,655	—
Purchases	2,430,983	635,751	—
Sales	(234,270)	(19,714)	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of March 31, 2018	$2,381,128	$619,863	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$39,283	$3,655	—

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Utilities	Total
Balance as of September 30, 2017	$830,880	$13,841	—	$8,439,896
Accrued premiums/discounts	—	—	—	6,715
Realized gain (loss)[1]	(308,667)	12,265	—	(353,145)
Change in unrealized appreciation (depreciation)[2]	344,982	4,220	$(108,098)	405,438
Purchases	—	—	476,131	5,822,622
Sales	(142,816)	(22,073)	—	(3,001,236)
Transfers into Level 3[3]	—	397,081	—	3,698,875
Transfers out of Level 3[4]	(550,003)	—	—	(2,139,539)
Balance as of March 31, 2018	$174,376	$405,334	$368,033	$12,879,626
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2018[2]	$19,648	$3,717	$(108,098)	$(60,405)

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

28	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

Effective December 1, 2012, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2018.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2018, fees waived and/or expenses reimbursed amounted to $41,611.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$77,509,896
Sales	79,803,092

At March 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$175,700,559	$2,075,893	$(3,818,775)	$(1,742,882)

30	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

4. Derivative instruments and hedging activities

During the six months ended March 31, 2018, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a revolving credit agreement with Toronto-Dominion Bank (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $60,000,000. The Credit Agreement terminates on April 9, 2019. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $60,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Toronto-Dominion Bank, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended March 31, 2018 was $580,852. For the six months ended March 31, 2018, the Fund incurred commitment fees of $4,730. For the six months ended March 31, 2018, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $53,763,736 and the weighted average interest rate was 2.17%. At March 31, 2018, the Fund had $54,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/23/2018	4/02/2018	$0.0530
4/20/2018	5/01/2018	$0.0530
5/25/2018	6/01/2018	$0.0530
6/22/2018	7/02/2018	$0.0530
7/20/2018	8/01/2018	$0.0530
8/24/2018	9/04/2018	$0.0530

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase

Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2018, the Fund did not repurchase any shares.

8. Capital loss carryforward

As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2018	$(12,566,104)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $9,934,481, which have no expiration date, must be used first to offset any such gains.

32	Western Asset Corporate Loan Fund Inc. 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Corporate Loan Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Western Asset Corporate Loan Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and the sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement (the “Delegation Provision”), the Manager, prior to December 1, 2012, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAl”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement expired on November 30, 2012.

The Manager, acting pursuant to its discretionary authority under the Management Agreement, assumed responsibility for day-to-day management of the Fund’s investment portfolio on December 1, 2012 (the “Manager Assumption Date”). The Manager implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAl’s fees under the CAl Sub-Advisory Agreement, which were paid by the Manager. Since its implementation, the Management Fee Waiver has been extended by the Manager each year for an additional one-year period and currently is scheduled to expire on November 30, 2018.

At an in-person meeting held on February 10 and 11, 2016, the Manager presented a proposal to the Board to delegate, pursuant to the Delegation Provision, certain of its responsibilities under the Management Agreement, including its responsibility for day-to-day management of the Fund’s investment portfolio, to Western Asset (the “Western Asset Delegation”). The Manager recalled that beginning on the Manager Assumption Date, the Fund was managed on a day-to-day basis by a portfolio team (“portfolio management team”), which was comprised of individuals who were employees of the Manager and also employees of Western Asset. The Manager assured the Board, among other things, that the same individuals would continue to manage the Fund’s investment portfolio following the proposed Western Asset Delegation although they would do so solely as employees of Western Asset. The Manager also advised the Board that it would continue to provide management and administrative services pursuant to the

34	Western Asset Corporate Loan Fund Inc.

Management Agreement following the proposed Western Asset Delegation and, as required by the Management Agreement, would be responsible for supervising Western Asset’s investment sub-advisory services. The Board was advised that the Manager, not the Fund, would be responsible for fees payable to Western Asset and that the Western Asset Delegation consequently would not increase fees payable by the Fund. Based upon the information and assurances provided by the Manager regarding the Western Asset Delegation and advice from counsel to the Fund that the Western Asset Delegation was permissible under the 1940 Act and did not require shareholder approval, the Board approved the Western Asset Delegation and the Sub-Advisory Agreement became effective April 1, 2016.

At the Contract Renewal Meeting, the Board reviewed the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. As discussed above, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and Western Asset.

The Board also reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team. The Board considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset, and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance

Western Asset Corporate Loan Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Universe included the Fund and all leveraged closed-end loan participation funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of at least twenty-three funds, including the Fund, for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2017. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fourth quintile of the funds in the Performance Universe for the 1- and 3-year periods ended June 30, 2017. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was ranked in the fifth quintile of the funds in the Performance Universe for the 5-year period ended June 30, 2017 and was ranked in the second quintile for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30,2016 was worse than the Performance Universe median, but its performance was better than the Performance Universe median for the 10- year period ended such date. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2017. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods. The Board noted that the portfolio management team assumed responsibility for management of the Fund’s investment portfolio from CAl only on the Manager Assumption Date. The Board did not give significant weight to the Broadridge Performance Information or other performance information presented at the Contract Renewal Meeting for the 5- and 10-year periods ended June 30, 2017 since the results were achieved largely by CAI.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

36	Western Asset Corporate Loan Fund Inc.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and nine other leveraged closed-end loan participation funds, as classified by Broadridge. The ten funds in the Expense Group had average net common share assets ranging from the Fund’s $111.0 million to $379.1 million.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee was ranked third among the funds in the Expense Group when compared on a contractual basis (first being lowest and, therefore, best in these expense component rankings). The Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked first among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fifth among the Expense Group funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the expense component comparisons reflected the impact of the Management Fee Waiver, which currently is scheduled to expire on November 30, 2018. The Board also noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds

Western Asset Corporate Loan Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent, and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 4 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board considered that the Management Fee Waiver is scheduled to expire on November 30, 2018 and that the expiration could increase the Manager’s future profitability from its relationship with the Fund, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset, and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

38	Western Asset Corporate Loan Fund Inc.

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

Western Asset Corporate Loan Fund Inc.	39

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Corporate Loan Fund Inc. was held on January 26, 2018, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	8,771,904	116,816
Paolo M. Cucchi	8,738,899	149,821
William R. Hutchinson	8,738,918	149,802

At March 31, 2018, in addition to Robert D. Agdern, Paolo M. Cucchi and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

Eileen A. Kamerick

Riordan Roett

Jane Trust

40	Western Asset Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares did not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable

Western Asset Corporate Loan Fund Inc.	41

Dividend reinvestment plan (unaudited) (cont’d)

provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases. the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination. you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

42	Western Asset Corporate Loan Fund Inc.

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC†

Custodian

The Bank of New York Mellon (“BNY”)‡

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

*	Effective January 1, 2018, Ms. Berg became Treasurer.
†	Prior to May 2, 2018, known as Western Asset Management Company.
‡	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

FD01642 5/18 SR18-3338

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 21, 2018